Exhibit 10.1

Translation
Loan Agreement

THIS Agreement (“Agreement”) is made by the Parties listed hereunder:

Lender: Laifeng Anpulo (Group) Food Development Co., Ltd., (hereinafter referred to as “Party A”)

Borrower: Laifeng County City Construction Investment Co., Ltd., (hereinafter referred to as “Party B”)

Administrator: Laifeng County Finance Bureau (hereinafter referred to as “Party C”)

Upon equal negotiations and mutual agreement, the Parties hereby agree on the terms and conditions set forth below:

Article 1 Purpose of Loan
Funding city construction.

Article 2 Amount of Loan
RMB 10,000,000.00 ( RMB TEN MILLION ONLY)

Article 3 Term of the Loan
From March 4, 2014 to February 28, 2015

Article 4 Miscellaneous
Party A shall lend the money to Party B for the use of city construction, and Party C shall take the responsibility of supervision and ensure Party B to repay the loan before the agreed deadline.

Article 5
This Agreement is made in 3 copies and each party holds one copy.

Party A (seal/ signature): /s/ Laifeng Anpulo (Group) Food Development Co., Ltd.,

Party B (seal/ signature): /s/ Laifeng County City Construction Investment Co., Ltd.,

Party C (seal/ signature): /s/ Laifeng County Finance Bureau

Date: March 4, 2014